UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2013

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (774) 233-7300

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 8.01 Other Events.

On October 31, 2013, Harvard Bioscience, Inc. ("HBIO"), the parent of Harvard Apparatus Regenerative Technology, Inc. (“HART”), issued a press release announcing its financial results for the three and nine months ended September 30, 2013. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

HBIO has also scheduled a conference call to discuss HBIO's third quarter financial results for October 31, 2013 at 11:00 AM ET. Participating in the call will be Jeffrey A. Duchemin, Chief Executive Officer; David Green, President; Tom McNaughton, Chief Financial Officer; and Robert Gagnon, Executive Vice President-Finance, each of HBIO. In addition to discussing the third quarter financial results, management of HBIO expects to discuss the spin-off of HART, and HBIO's business strategies. Management of HBIO may also answer questions concerning business and financial developments and trends, and other matters affecting the company. Some of the information to be presented on the call or provided in response to questions may contain information that has not previously been disclosed by HBIO or HART.

The conference call will be simultaneously broadcast over the Internet and can be accessed through the Harvard Bioscience, Inc. website. To listen to the conference call, log on to the website at www.harvardbioscience.com and click on the Earnings Call icon. Financial and other statistical information presented on the call, including the earnings release, will also be available on the investor relations section of the HBIO website. Click on the investor relations button and then click on the press release or webcast icon, as appropriate. If you are unable to listen to the live webcast, the call will be archived in the investor relations section of the HBIO website. The live conference call is also accessible by dialing toll-free 877-303-7611, or toll 970-315-0445, and referencing the pass code of "89708444". A replay of this conference call will be available from approximately 2:00 PM ET on October 31, 2013 through November 9, 2013 and will be accessible by dialing toll-free 855-859-2056, or toll 404-537-3406, and referencing the pass code of "89708444".

The information in this Item 2.02 and Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Press release of Harvard Bioscience, Inc. issued on October 31, 2013. Incorporated by reference to Exhibit 99.1 of the Form 8-K filed with the SEC on October 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
(Registrant)
October 31, 2013 (Date)	/s/ THOMAS MCNAUGHTON
Thomas McNaughton Chief Financial Officer & Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Title

99.1	Press release of Harvard Bioscience, Inc. issued on October 31, 2013. Incorporated by reference to Exhibit 99.1 of the Form 8-K filed with the SEC on October 31, 2013.